EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
Employment principally conducted through Seidman & Associates, L.L. C. (Manager), Seidman & Associates II, L.L.C. (Manager), Seidman Investment Partnership, L.P.(General Partner), and Lawrence B. Seidman, Esq.
(Sole Proprietor).


                                 KEVIN S. MOORE
                              Clark Estates, Inc .
                              One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation:Senior Vice President
Employment conducted through:Clark Estates, Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC Seidcal & Associates, LLC is a Member of SAL and SAL II



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                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                           THE BENCHMARK COMPANY, INC.
                              750 Lexington Avenue
                               New York, NY 10022
                           Richard Whitman, President
                   Lorraine Di Poalo, Executive Vice President
                Principal Business: NASD-registered broker-dealer

                            BENCHMARK PARTNERS L. P.
                              750 Lexington Avenue
                               New York, NY 10022
                        Richard Whitman, General Partner
                       Lorraine Di Paolo, General Partner
              Principal Business: Registered Investment Partnership

                          RICHARD WHITMAN, INDIVIDUALLY
                         c/o The Benchmark Company, Inc.
                              750 Lexington Avenue
                               New York, NY 10022
Principal occupation: President (The Benchmark Company, Inc.)
Employment conducted through: Benchmark Capital Advisors (President); Benchmark Partners, L.P. (General Partner); and The Benchmark Company, Inc. (President).

                         LORRAINE DI PAOLO, INDIVIDUALLY
                              750 Lexington Avenue
                               New York, NY 10022
Principal occupation: Executive Vice President (The Benchmark Company, Inc.) Employment conducted through: Benchmark Capital Advisors
 (Executive Vice President );
Benchmark Partners, L.P. (General Partner); and The Benchmark Company, Inc. (Executive Vice President).